LOAN AGREEMENT

THIS AGREEMENT dated as of the 25th day of August, 2010.

BETWEEN:

GOLDEN ANVIL, SA de CV., of
RFC:GAN-980527-IV9, Amapa #124;
Col. San Juan; Tepic, Nay 63130

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

ROYAL MINES AND MINERALS CORP., of
2580 Anthem Drive
Henderson, NV 89052
USA

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A. The Borrower is indebted to the Lender in the amount of US $530,000 (the "Indebtedness").

B. The Borrower has requested that the Lender lend an additional US $70,000 to the Borrower.

C. The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth and may advance further loans to the Borrower.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. **INTERPRETATION**

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a) "Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(b) "Equipment" means the equipment located on the Land and at the Mine set out in Schedule "A" to this Agreement;

(c) "Event of Default" means any event set forth in paragraph 5.1;

(d) "Land" means the real property on which the Plant is located at the location set out in Schedule "A";

(e) "Loan" means the $530,000 (US) previously advanced to the Borrower, the additional loan of $70,000 (US) and any additional funds that may be advanced by the Lender to the Borrower in accordance with this Agreement;

(f) "Maturity Date" means December 31, 2011;

(g) "Mine" means the Golden Anvil Mine located in Nayarit, Mexico including the mineral titles set out on Schedule B; and

(h) "Principal Sum" means the sum of $600,000 (US) and any additional funds advanced by the Lender to the Borrower.

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5 Currency. All dollar amounts expressed herein refer to lawful currency of the United States of America.

2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum and the Borrower acknowledges receipt of the Principal Sum. The Loan shall be made in United States currency and shall be repaid by the Borrower on the Maturity Date. The Loan shall be evidenced by a promissory note executed by the Borrower in favour of the Lender.

2.2 Interest. The Borrower shall, while not in default, before the Maturity Date, pay no interest on the amount of the Principal Sum. In the event of default, the Borrower shall pay interest from the date of advance of the funds at the rate of 18% per annum.

2.3 Pre-Payment. The Borrower may pre-pay all or any portion of the Loan at any time prior to the Maturity Date.

3. SECURITY

3.1 Security. To secure the repayment of the Loan and the payment of all other monies due hereunder, the Borrower agrees to grant to the Lender a security interest in the Equipment, the Land and the Mine. The Borrower shall execute any and all documents and take such actions as may be necessary to record and perfect in Mexico, the security interest of the Lender in the Equipment, the Land and the Mine

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a) this Agreement has been duly authorized by all required corporate action on the part of the Borrower;

(b) the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the corporate constitution of the Borrower or any agreement to which the Borrower is a party; and

(c) the Equipment and the Mine are owned by the Borrower free and clear of any liens or encumbrances other than any security interest held by the Lender.

4.2 Survival. All representations and warranties made hereunder shall survive the delivery of the Share Pledge Agreement to the Lender and shall continue in full force and effect for the benefit of the Lender.

5. EVENTS OF DEFAULT AND REMEDIES

5.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a) if the Borrower defaults in the payment of any monies due under the Promissory Note as and when the same is due or fails to pay the Indebtedness when due;

(b) if the Borrower defaults in the observance or performance of any other provision hereof;

(c) if an order is made or a resolution is passed or a petition is filed for the liquidation or winding up of the Borrower;

(d) if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

(e) the Borrower attempts to sell or encumber any of the Equipment or the Mine without the consent of the Lender.

5.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a) declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b) demand payment from the Borrower,

(c) take possession of, and, or, sell the Equipment or the Mine;

(d) seek appointment of a receiver, or

(e) exercise any other remedy available to creditors generally.

5.3 Remedies Non-Exclusive. No remedy conferred on the Lender hereby is intended to be exclusive. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lender of any or all other such remedies.

6. MISCELLANEOUS

6.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower: RFC:GAN-980527-IV9, Amapa #124;
Col. San Juan; Tepic, Nay 63130
Telecopier No.:

The Lender: 2580 Anthem Drive
Henderson, NV 89052
USA
Telecopier No.: 866-381-2090

Any notice so given shall:

(a) if delivered, be deemed to have been given at the time of delivery;

(b) if mailed by registered mail, be deemed to have been given on the fifth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c) if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

6.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

6.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

6.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

6.5 Costs. All costs, expenses and expenditures including, without limitation, the actual legal costs incurred by the Lender in enforcing this Agreement as a result of any default by the Borrower, will be added to the principal then outstanding and will immediately be payable by the Borrower.

6.6 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

6.7 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.8 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

6.9 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of Nevada, one of the United States of America.

6.10 Time. Time is of the essence of this Agreement.

6.11 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

6.12 Counterpart Execution. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

GOLDEN ANVIL, SA de CV
by its authorized signatory

Per: ______________________________
K. Ian Matheson
President and Chief Executive Officer

ROYAL MINES AND MINERALS CORP.

Per: ______________________________
Francisco Rolando Rincon Romo
Legal Representative

SCHEDULE "A"

LOCATION OF PLANT AND EQUIPMENT

Km 1.0 Carretera Huajicori – San Andres Milpillas, Huajicori, Nayarit

EQUIPMENT

GOLDEN ANVIL S.A. DE C.V.

FIXED ASSETS LIST as December 31, 2009

figures in US Dollars

OFFICE EQUIPMENT			
SATELLITE COMMUNICATION EQUIPMENT	15,077		
WOOD FURNITURE	1,792		
MISCELLANEOUS	57		$ 16,926
CONCENTRATION PLANT			
BUILDING ON PROPERTY			
8 KMS ACCESS ROAD TO CONCENTRATION PLANT	896,260		
INDUSTRIAL FACILITY	338,839		
WOODED WATER RESERVOIR FOR 2,500,000 LTS	40,909		
WATER RESERVOIR FOR 2,000,000 LTS DE CAPACITY	36,364		
TAILING RESERVOIR	113,636		
WATER SUPPLY NETWORK	22,727		
			$ 1,448,755
HEAVY DUTY EQUIPMENT AND MACHINERY			
VIBRAMILL	133,384		
CRUSHER JUNIOR 880, WITH TRANSPORTATION BELTS	120,909		
FALCON CONCENTRATOR	99,712		
TRAXCAVATOR KOMATSU	62,273		
TRACK DRILL INGERSON	30,000		
POWER GENERATOR	58,505		
TRACTOR CATERPILLAR D-8	88,182		
AIR COMPRESSOR INGERSOLL RANDALL	26,818		
BALL MILL 7X12	87,727		
FLOTATION CELLS 24 Sub A	31,818		
FLOTATION CELLS ARRANGEMENT 18 SUB A	25,455		
DRYER DRUM FOR CONCENTRATION 30' X 6' WITH ENGINE AND TRANSMISSION	27,273		
2 FLOTATION CELLS 6' X 10', WITH ENGINE AND TRANSMISSION	77,273		
		869,328	
EQUIPMENT AND MACHINERY			
VIBRATING CELLS TO SEPARATE TAILS AT 325 MESH WITH ENGINE AND TRANSMISSION	40,909		
VIBRATING CELLS TO SEPARATE TAILS AT 35 MESH WITH ENGINE AND TRANSMISSION TO CLEAN CONCENTRATES 2.5' X 7' LENGTH	27,273		
DIESEL STORING TANKS	2,545		
DIESEL STORING TANKS	2,545		
WATER RECOVERY TANK FROM MILL PROCESS FOR 100,000 LTS	25,455		
WATER RECOVERY TANK FROM MILL PROCESS FOR 100,000 LTS	20,909		
RUSSELL SEPARATOR 22"	18,909		
SEPARATOR HIGH SPEED SIEVE, RUSSELL 60"	24,000	162,545	
MINOR EQUIPMENT			

GOLDEN ANVIL S.A. DE C.V.

FIXED ASSETS LIST as December 31, 2009

figures in US Dollars

PERFORATOR	1,624		
WATER TANK	2,286		
FIBER GLASS TANK 2000 GAL.	3,702		
POLYURETHANE TANK 1000 GAL.	2,304		
ROCK DRILL	535		
PUMP 4x3 MOTOR 10 HP 1750 RPM	2,518		
PUMP 3x3 MOTOR HP 1750 RPM	2,518		
PUMPS (SLURRY PUMP)	247		
PUMPS (SLURRY PUMP)	247		
INOX STEEL PUMP	3,291		
INOX STEEL PUMP E5881K9JS	905		
INOX STEEL PUMP H9616089 MOD.4881MPCSP	1,399		
SAND PUMP	165		
2 CYCLONE D-10, WITH RUBBER COVERING	2,727		
STEEL BOX 48 X 48, PUMP FEEDER	818		
ELECTRIC ENGINE SIEMENS 15HP 1200RPM TRIF.	4,291		
ELECTRIC ENGINE SIEMENS 7.5HP 1800RPM	1,418		
BLOWER TUTHILL 8X8 MOD.551846L3	3,545		
PERFORATOR GUN (2)	1,918		
DRILL STEEL	907		
BRONCO MACHINE 225	2,141		
JIG TYPE- HARZ 18X 24 ASTM A-36 M-2 HP 1800 RPM	1,383		
DRY ELECTRIC TRANSFORMER 45 KWA.	1,091		
MILL STARTER	3,769		
ENGINE, STARTER SETS	4,545		
POLYURETHANE LINERS FOR WATER RESERVOIR	4,159		
MINERALS FUNDING OVEN	3,074		
VIBRATING FEEDER	2,300		
MINERALS FILTER	4,842		
SCREW TRANSPORTER	5,170		
FUNDING OVEN	1,645		
RECEPTION	411		
SCREW TRANSPORTER	247		
IMPORTED EQUIPMENT MISCELLANEOUS	2,580		
POWER GENERATOR COLEMAN 5000 (110-220)	811		
HIGH PRESS PUMP SERIES 5013	3,273		
GRAVIMETRIC CONCENTRATOR 7.5"	6,364		
4 SLURRY PUMP 230/460 V	13,041		
TURBO BURNER OVEN FOR FUNDING	4,438		
ANALYTIC SCALE MOD APX 203	1,410		
		105,070	$ 1,136,944

TRANSPORTATION EQUIPMENT

PICKUP RAM 1998 SERIES 3B7JF26Y7WM275866	8,300	
PICKUP DODGE-RAM, A DIESEL	36,077	
DUMP TRUCK DE 14M3	27,273	
DUMP TRUCK DE 14M3	27,273	
PICKUP DODGE RAM 3500, MOD. 2008	24,400	$ 123,323

TOOLS AND MATRICES

WELDING BRONCO 275-304-185 (INFRA)	2,960
WELDING EQUIPMENT CENTURION	287
PUMP DE 2"	491
REVERSER 1500W 12VCD A 120VCA	473

GOLDEN ANVIL S.A. DE C.V.

FIXED ASSETS LIST as December 31, 2009

figures in US Dollars

SOLAR BATTERIES AC-DELCO	655		
MINOR TOOLS	535	$ 5,410	$ 2,731,358

SCHEDULE "B"

MINERAL TITLES

Title 213609 La Bufa
Title 213744 El Arrayan
Title 226062 La Nueva Victoria
Title 227844 Filomeno
Title 214908 Mano Arriba